J.P. Morgan Securities Inc. ("JPMorgan") and the Issuer make no warranties or representations of any kind with respect to the attached collateral information. In no event shall JPMorgan or the Issuer be liable for any use or reliance of such collateral information or for any inaccuracies or errors in such collateral information. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final offering memorandum relating to the securities.

RAMP Series 2003-RS8 - Collateral Characteristics (Group II Loans)

Summary Report
	Alternet Exceptions (Subprime)	Expanded Criteria Exceptions (Alt-A)	Jumbo A Exceptions	Seasoned	Total
Shelf	RASC	RALI	RFMSI	Loans

Percent of Total:	84.19%	11.67%	4.09%	0.05%	100.00%
Principal Balance ($)	$557,837,697	$77,357,134	$27,073,008	$364,310	$662,632,148
Number of Loans	3,870	353	75	3	4301
Average Balance ($)	$144,144	$219,142	$360,973	$121,437	$154,065

WA Mortgage Rate	7.93%	5.10%	4.65%	6.16%	7.46%
WA Age (mos)	1	1	1	155	2
WA Remaining Term to
Maturity (mos)	358	359	359	205	358

WA Margin	7.83%	3.42%	2.32%	3.58%	7.09%
WA Lifetime Cap	14.12%	11.08%	10.19%	14.63%	13.61%
WA Next Rate Adj (mos)	25	37	52	4	27
WA Rate Reset Frequency (mos)	6	10	12	6	7

WA Credit Score	628	711	713	594	641
WA Original LTV	95.65%	77.90%	74.79%	84.25%	92.72%

Original LTV > 80% w/ MI	0.00%	73.14%	100.00%	70.21%	3.68%

Purchase	64.05%	39.79%	42.48%	85.13%	60.35%
Equity Refinance	31.70%	39.55%	20.21%	0.00%	32.13%
Rate/Term Refinance	4.25%	20.65%	37.31%	14.87%	7.52%

Prepayment Penalty	76.44%	18.68%	0.00%	0.00%	66.53%

Serviced by HomeComings	100.00%	100.00%	100.00%	0.00%	99.95%

Current	99.74%	99.44%	100.00%	64.94%	99.69%
30 to 59 Days Delinquent	0.23%	0.56%	0.00%	35.06%	0.28%
60 to 89 Days Delinquent	0.03%	0.00%	0.00%	0.00%	0.03%

Credit Score Distribution of the Group II Loans
				Weighted
			Average	Average
	Number of	Principal	Principal	Original	% of Principal
Range of Credit Scores	Loans	Balance	Balance	LTV	Balance
500 to 519	14	$2,014,787	$143,913	80.41%	0.30%
520 to 539	19	2,910,173	153,167	84.22	0.44
540 to 559	88	9,936,500	112,915	91.07	1.50
560 to 579	440	55,790,710	126,797	95.54	8.42
580 to 599	621	80,009,257	128,839	96.98	12.07
600 to 619	778	110,007,592	141,398	96.02	16.60
620 to 639	716	107,778,244	150,528	95.40	16.27
640 to 659	533	83,518,828	156,696	94.82	12.60
660 to 679	333	56,920,877	170,934	92.47	8.59
680 to 699	257	48,512,612	188,765	87.53	7.32
700 to 719	176	35,167,185	199,814	85.27	5.31
720 to 739	151	32,506,045	215,272	83.38	4.91
740 to 759	84	18,928,577	225,340	81.77	2.86
760 or greater	91	18,630,762	204,734	80.96	2.81
Total:	4,301	$662,632,148	$154,065	92.72%	100.00%
Original Mortgage Loan Principal Balances of the Group II Loans
			Weighted	Weighted
			Average	Average
Original Mortgage	Number of	Principal	Original	FICO	% of Principal
Amount ($)	Loans	Balance	LTV	Score	Balance
0 to 100,000	1,299	$100,402,571	95.84%	622	15.15%
100,001 to 200,000	2,099	295,224,542	95.68	631	44.55
200,001 to 300,000	593	143,210,029	92.78	646	21.61
300,001 to 400,000	208	71,959,111	86.79	668	10.86
400,001 to 500,000	72	32,551,867	82.75	677	4.91
500,001 to 600,000	20	10,986,299	76.90	702	1.66
600,001 to 700,000	3	1,946,066	66.89	733	0.29
700,001 to 800,000	2	1,458,164	54.86	707	0.22
800,001 to 900,000	3	2,608,557	62.53	688	0.39
900,001 to 1,000,000	1	986,365	50.00	677	0.15
1,200,001 to 1,300,000	1	1,298,577	60.00	688	0.20
Total:	4,301	$662,632,148	92.72%	641	100.00%

Mortgage Rates of the Group II Loans
				Weighted	Weighted
			Average	Average	Average
Original Mortgage	Number of	Principal	Principal	Original	FICO	% of Principal
Rate (%)	Loans	Balance	Balance	LTV	Score	Balance
3.500 to 3.999	17	$4,765,314	$280,313	74.27%	734	0.72%
4.000 to 4.499	73	20,786,243	284,743	72.74	720	3.14
4.500 to 4.999	147	37,541,171	255,382	75.74	712	5.67
5.000 to 5.499	109	25,840,768	237,071	76.53	710	3.90
5.500 to 5.999	84	18,707,224	222,705	87.32	690	2.82
6.000 to 6.499	162	31,213,349	192,675	93.06	670	4.71
6.500 to 6.999	391	72,449,225	185,292	93.82	659	10.93
7.000 to 7.499	458	71,189,610	155,436	94.48	648	10.74
7.500 to 7.999	857	130,659,534	152,462	95.83	633	19.72
8.000 to 8.499	560	76,226,736	136,119	96.18	619	11.50
8.500 to 8.999	734	92,242,336	125,671	96.97	607	13.92
9.000 to 9.499	339	38,501,982	113,575	97.20	597	5.81
9.500 to 9.999	260	30,552,417	117,509	97.37	589	4.61
10.000 to 10.499	70	8,213,149	117,331	98.56	582	1.24
10.500 to 10.999	32	3,064,932	95,779	97.98	575	0.46
11.000 to 11.499	8	678,158	84,770	98.91	574	0.10
Total:	4,301	$662,632,148	$154,065	92.72%	641	100.00%
Net Mortgage Rates of the Group II Loans
				Weighted	Weighted
			Average	Average	Average
Net Mortgage	Number of	Principal	Principal	Original	FICO	% of Principal
Rate (%)	Loans	Balance	Balance	LTV	Score	Balance
3.000 to 3.499	8	$1,733,542	$216,693	67.90%	723	0.26%
3.500 to 3.999	58	17,421,849	300,377	75.05	723	2.63
4.000 to 4.499	131	33,453,249	255,368	74.54	714	5.05
4.500 to 4.999	130	33,001,471	253,857	75.99	709	4.98
5.000 to 5.499	92	20,654,005	224,500	84.85	691	3.12
5.500 to 5.999	176	34,779,723	197,612	92.88	671	5.25
6.000 to 6.499	385	70,778,187	183,839	93.79	657	10.68
6.500 to 6.999	546	83,550,941	153,024	94.68	646	12.61
7.000 to 7.499	806	123,015,484	152,625	95.89	632	18.56
7.500 to 7.999	665	88,289,664	132,766	96.57	618	13.32
8.000 to 8.499	664	82,393,153	124,086	96.95	606	12.43
8.500 to 8.999	330	38,347,253	116,204	97.20	596	5.79
9.000 to 9.499	217	25,052,045	115,447	97.57	588	3.78
9.500 to 9.999	68	8,132,114	119,590	98.75	584	1.23
10.000 to 10.499	21	1,665,288	79,299	96.02	571	0.25
10.500 to 10.999	4	364,179	91,045	100.00	582	0.05
Total:	4,301	$662,632,148	$154,065	92.72%	641	100.00%

Original Loan-to-Value Ratios of the Group II Loans
				Weighted
			Average	Average	% of
Original Loan-to-Value	Number of	Principal	Principal	FICO	Principal
Ratio (%)	Loans	Balance	Balance	Score	Balance
0.01 to 50.00	24	$6,756,806	$281,534	715	1.02%
50.01 to 55.00	7	3,017,148	431,021	714	0.46
55.01 to 60.00	13	4,625,716	355,824	703	0.70
60.01 to 65.00	18	3,939,140	218,841	703	0.59
65.01 to 70.00	42	11,279,569	268,561	695	1.70
70.01 to 75.00	56	15,368,367	274,435	694	2.32
75.01 to 80.00	221	54,964,255	248,707	699	8.29
80.01 to 85.00	116	19,924,642	171,764	606	3.01
85.01 to 90.00	523	89,398,561	170,934	642	13.49
90.01 to 95.00	1,155	165,038,613	142,891	628	24.91
95.01 to 100.00	2,124	287,918,072	135,555	631	43.45
100.01 to 105.00	1	147,904	147,904	666	0.02
105.01 to 110.00	1	253,354	253,354	615	0.04
Total:	4,301	$662,632,148	$154,065	641	100.00%
Geographical Distribution of Mortgaged Properties of the Group II Loans
				Weighted	Weighted
			Average	Average	Average
	Number of	Principal	Principal	Original	FICO	% of Principal
State	Loans	Balance	Balance	LTV	Score	Balance
California	364	$103,487,619	$284,307	84.72%	670	15.62%
Florida	387	55,658,893	143,821	93.58	639	8.40
Michigan	250	36,614,805	146,459	91.25	646	5.53
Texas	288	35,716,459	124,015	95.48	622	5.39
Georgia	241	35,638,265	147,877	95.11	631	5.38
Illinois	205	32,438,723	158,238	92.91	645	4.90
Colorado	143	26,895,755	188,082	90.97	648	4.06
Ohio	206	23,512,286	114,137	97.05	633	3.55
Arizona	141	21,159,600	150,068	94.97	636	3.19
Missouri	172	20,298,156	118,013	96.19	632	3.06
Other	1,904	271,211,587	142,443	94.46	635	40.93
Total:	4,301	$662,632,148	$154,065	92.72%	641	100.00%

(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.

Mortgage Loan Purpose of the Group II Loans
				Weighted	Weighted
			Average	Average	Average
Loan	Number of	Principal	Principal	Original	FICO	% of Principal
Purpose	Loans	Balance	Balance	LTV	Score	Balance
Purchase	2,782	$399,892,129	$143,743	95.37%	640	60.35%
Equity Refinance	1,247	212,890,605	170,722	89.86	638	32.13
Rate/Term Refinance	272	49,849,414	183,270	83.67	669	7.52
Total:	4,301	$662,632,148	$154,065	92.72%	641	100.00%
Occupancy Type of the Group II Loans
				Weighted	Weighted
			Average	Average	Average
Occupancy	Number of	Principal	Principal	Original	FICO	% of Principal
Type	Loans	Balance	Balance	LTV	Score	Balance
Primary Residence	4,030	$626,863,867	$155,549	93.15%	639	94.60%
Non Owner-occupied	250	31,994,866	127,979	84.97	683	4.83
Second/Vacation	21	3,773,415	179,686	87.32	721	0.57
Total:	4,301	$662,632,148	$154,065	92.72%	641	100.00%
Mortgaged Property Types of the Group II Loans
				Weighted	Weighted
			Average	Average	Average
Property	Number of	Principal	Principal	Original	FICO	% of Principal
Type	Loans	Balance	Balance	LTV	Score	Balance
Single-family detached	3,555	526,317,743	148,050	93.11%	639	79.43%
Planned Unit Developments (detached)	320	64,851,687	202,662	91.59	645	9.79
Condo Low-Rise (less than 5 stories)	175	27,654,952	158,028	92.75	658	4.17
Two- to four-family units	122	23,111,185	189,436	88.81	652	3.49
Planned Unit Developments (attached)	77	12,410,173	161,171	92.56	648	1.87
Townhouse	33	5,040,065	152,729	94.76	636	0.76
Condo Mid-Rise (5 to 8 stories)	5	1,200,377	240,075	67.33	728	0.18
Condo High-Rise (9 stories or more)	5	1,160,516	232,103	83.84	703	0.18
Manufactured Home	9	885,450	98,383	84.13	611	0.13
Total:	4,301	$662,632,148	154,065	92.72%	641	100.00%
Mortgage Loan Documentation Types of the Group II Loans
				Weighted	Weighted
			Average	Average	Average
	Number of	Principal	Principal	Original	FICO	% of Principal
Documentation Type	Loans	Balance	Balance	LTV	Score	Balance
Full Documentation	3,048	$428,690,531	$140,646	95.95%	628	64.70%
Reduced Documentation	1,253	233,941,617	186,705	86.79	666	35.30
Total:	4,301	$662,632,148	$154,065	92.72%	641	100.00%

Prepayment Penalty Terms of the Group II Loans
				Weighted	Weighted
			Average	Average	Average
Prepayment	Number of	Principal	Principal	Original	FICO	% of Principal
Penalty Term	Loans	Balance	Balance	LTV	Score	Balance
None	1,280	$221,777,682	$173,264	86.41%	663	33.47%
12 Months	114	21,768,772	190,954	94.99	645	3.29
24 Months	2,029	305,256,781	150,447	95.85	631	46.07
36 Months	820	103,387,345	126,082	96.74	619	15.60
60 Months	42	7,411,245	176,458	88.44	702	1.12
Other (1)	16	3,030,325	189,395	96.43	660	0.46
Total:	4,301	$662,632,148	$154,065	92.72%	641	100.00%

(1Not 0, 12, 24 and 36 months and not more than 36 months.
Index Types of the Group II Mortgage Loans
				Weighted	Weighted
			Average	Average	Average
Index	Number of	Principal	Principal	Original	FICO	% of Principal
Type	Loans	Balance	Balance	LTV	Score	Balance
Libor - 1 Year	257	$69,245,859	$269,439	74.28%	713	10.45%
Libor - 6 Month	4,010	585,412,820	145,988	95.12	632	88.35
Other	6	827,351	137,892	90.51	613	0.12
Treasury - 1 Year	28	7,146,119	255,219	75.11	697	1.08
Total:	4,301	$662,632,148	$154,065	92.72%	641	100%

Maximum Mortgage Rates (%) of the Group II Loans
				Weighted	Weighted
			Average	Average	Average
Maximum Mortgage	Number of	Principal	Principal	Original	FICO	% of Principal
Rate (%)	Loans	Balance	Balance	LTV	Score	Balance
8.000 to 8.999	1	$84,000	$84,000	35.00%	790	0.01%
9.000 to 9.999	39	12,700,804	325,662	73.42	723	1.92
10.000 to 10.999	219	55,827,347	254,919	75.70	716	8.43
11.000 to 11.999	171	38,904,848	227,514	80.52	699	5.87
12.000 to 12.999	441	78,009,345	176,892	94.16	664	11.77
13.000 to 13.999	1,154	179,018,057	155,128	95.13	639	27.02
14.000 to 14.999	1,382	189,692,799	137,260	96.24	618	28.63
15.000 to 15.999	722	88,668,956	122,810	97.02	603	13.38
16.000 to 16.999	152	17,832,672	117,320	97.07	586	2.69
17.000 to 17.999	20	1,893,321	94,666	96.07	583	0.29
Total:	4,301	$662,632,148	$154,065	92.72%	641	100.00%

Next Interest Rate Adjustment Date of the Group II Loans
				Weighted	Weighted
			Average	Average	Average
Next Interest Rate	Number of	Principal	Principal	Original	FICO	% of Principal
Adjustment Date	Loans	Balance	Balance	LTV	Score	Balance
November 2003	1	$127,710	$127,710	90.00%	549	0.02%
February 2004	3	243,617	81,206	86.14	656	0.04
March 2004	1	182,415	182,415	80.00	644	0.03
April 2004	2	124,175	62,087	79.01	638	0.02
September 2004	1	588,000	588,000	80.00	681	0.09
October 2004	2	335,617	167,808	96.92	631	0.05
November 2004	2	144,862	72,431	75.45	637	0.02
December 2004	3	493,064	164,355	91.92	669	0.07
January 2005	2	361,740	180,870	78.35	721	0.05
February 2005	2	223,079	111,540	90.01	534	0.03
March 2005	4	915,380	228,845	92.65	684	0.14
April 2005	19	3,264,767	171,830	92.62	639	0.49
May 2005	41	5,741,981	140,048	94.03	614	0.87
June 2005	172	26,545,224	154,333	94.48	640	4.01
July 2005	1,227	185,378,400	151,083	96.14	637	27.98
August 2005	1,475	215,516,693	146,113	94.94	624	32.52
September 2005	243	34,575,167	142,285	94.71	627	5.22
November 2005	1	317,944	317,944	100.00	639	0.05
January 2006	4	510,185	127,546	100.00	618	0.08
March 2006	1	118,471	118,471	100.00	637	0.02
April 2006	2	255,969	127,985	100.00	674	0.04
May 2006	18	3,225,605	179,200	81.97	688	0.49
June 2006	37	9,426,892	254,781	76.50	704	1.42
July 2006	273	42,046,286	154,016	91.04	666	6.35
August 2006	490	74,191,255	151,411	89.52	648	11.20
September 2006	175	29,335,167	167,630	84.20	672	4.43
September 2007	1	986,365	986,365	50.00	677	0.15
June 2008	2	381,573	190,786	99.68	742	0.06
July 2008	5	998,495	199,699	80.28	723	0.15
August 2008	47	13,062,120	277,917	74.07	715	1.97
September 2008	17	6,424,903	377,935	73.56	717	0.97
June 2010	1	428,713	428,713	90.00	694	0.06
August 2010	20	4,528,615	226,431	84.44	697	0.68
September 2010	7	1,631,700	233,100	79.97	678	0.25
Total:	4,301	$662,632,148	$154,065	92.72%	641	100.00%

Note Margin (%) of the Group II Loans
				Weighted	Weighted
			Average	Average	Average
Note	Number of	Principal	Principal	Original	FICO	% of Principal
Margin (%)	Loans	Balance	Balance	LTV	Score	Balance
0.000 to 0.499	2	$212,529	$106,264	90.00%	616	0.03%
1.000 to 1.499	2	668,643	334,322	76.94	638	0.10
1.500 to 1.999	1	119,815	119,815	100.00	637	0.02
2.000 to 2.499	78	28,439,039	364,603	73.50	712	4.29
2.500 to 2.999	56	12,746,578	227,617	80.99	709	1.92
3.000 to 3.499	248	56,744,049	228,807	75.47	714	8.56
3.500 to 3.999	5	851,270	170,254	78.31	719	0.13
4.000 to 4.499	3	559,635	186,545	87.28	697	0.08
4.500 to 4.999	12	2,413,165	201,097	86.98	636	0.36
5.000 to 5.499	81	18,494,256	228,324	87.50	642	2.79
5.500 to 5.999	106	22,151,838	208,980	94.79	672	3.34
6.000 to 6.499	189	33,083,395	175,044	95.06	660	4.99
6.500 to 6.999	443	77,110,162	174,064	96.25	657	11.64
7.000 to 7.499	359	53,291,841	148,445	95.39	636	8.04
7.500 to 7.999	588	87,547,610	148,890	94.49	633	13.21
8.000 to 8.499	683	93,619,942	137,072	96.01	625	14.13
8.500 to 8.999	592	76,104,407	128,555	96.27	610	11.49
9.000 to 9.499	382	45,068,115	117,979	97.49	602	6.80
9.500 to 9.999	276	32,225,308	116,758	98.55	589	4.86
10.000 to 10.499	136	15,197,261	111,745	99.44	584	2.29
10.500 to 10.999	47	4,593,951	97,744	99.32	584	0.69
11.000 to 11.499	10	1,209,101	120,910	96.60	599	0.18
11.500 to 11.999	2	180,237	90,119	94.98	558	0.03
Total:	4,301	$662,632,148	$154,065	92.72%	641	100.00%